SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                      MIDLAND CAPITAL HOLDINGS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                     [MIDLAND CAPITAL HOLDINGS CORPORATION]

                                                              September 25, 2002



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Midland Capital Holdings Corporation, we cordially invite you to attend Midland Capital's 2002 Annual Meeting of Stockholders. The meeting will be held at 2:00 p.m., local time, on October 16, 2002, at the main office of Midland Capital located at 8929
S. Harlem Avenue, Bridgeview, Illinois.

     In addition to the election of two directors, stockholders are being asked to ratify the appointment of Cobitz, VandenBerg & Fennessy as auditors for Midland Capital. Accordingly, your Board of Directors unanimously recommends that you vote for each of these proposals.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save Midland Capital additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

          Thank you for your attention to this important matter.


                                                      Very truly yours,

                                                   /s/ Paul M. Zogas
                                                   -----------------------------
                                                   PAUL M. ZOGAS
                                                   Chairman of the Board,
                                                    President and
                                                    Chief Executive Officer

                      MIDLAND CAPITAL HOLDINGS CORPORATION
               8929 South Harlem Avenue Bridgeview, Illinois 60455
                                 (708) 598-9400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 16, 2002


     Notice is hereby given that the 2002 Annual Meeting of Stockholders of Midland Capital Holdings Corporation will be held at 2:00 p.m., local time, on October 16, 2002, at the main office of Midland Capital located at 8929 South Harlem Avenue, Bridgeview, Illinois.

     A proxy card and a proxy statement for the Meeting are enclosed. The Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of Midland Capital; and

     2. The ratification of the appointment of Cobitz, VandenBerg & Fennessy as independent auditors of Midland Capital for the fiscal year ending June 30, 2003; and

such other matters as may properly come before the meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the meeting.

         Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned or postponed. Stockholders of record at the close of business on September 16, 2002 are the stockholders entitled to vote at the meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the meeting will be available at the main office of Midland Capital during the ten days prior to the meeting, as well as at the meeting.

         You are requested to complete, sign and date the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed postage paid return envelope. The proxy will not be used if you attend and vote at the meeting in person.

                                              By Order of the Board of Directors

                                              /s/ Paul M. Zogas
                                              ----------------------------------
                                              Paul M. Zogas
                                              Chairman of the Board,
                                               President and
                                               Chief Executive Officer

Bridgeview, Illinois
September 25, 2002

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                      MIDLAND CAPITAL HOLDINGS CORPORATION
               8929 South Harlem Avenue Bridgeview, Illinois 60455
                                 (708) 598-9400

                              ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 16, 2002
                              ---------------------

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Midland Capital Holdings Corporation to be used at the 2002 Annual Meeting of Stockholders to be held at the main office of Midland Capital located at 8929 South Harlem Avenue, Bridgeview, Illinois, on October 16, 2001 at 2:00 p.m., local time, and at all adjournments or postponements of the meeting. The accompanying Notice of Meeting, proxy card and this proxy statement are first being mailed to stockholders on or about September 25, 2002. Certain of the information provided herein relates to Midland Federal Savings and Loan Association, a wholly owned subsidiary of Midland Capital.

     At the meeting, the stockholders of Midland Capital are being asked to consider and vote upon (i) the election of two directors of Midland Capital and
(ii) the ratification of the appointment of Cobitz, VandenBerg & Fennessy as the Midland Capital's independent accountants for the fiscal year ending June 30, 2003. Your Board of Directors unanimously recommends that you vote for each of management's nominees for election as directors and for the ratification of the appointment of Cobitz, VandenBerg & Fennessy.

Vote Required and Proxy Information

     All shares of Midland Capital common stock, par value $.01 per share, represented at the meeting by properly executed proxies received prior to or at the meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposal set forth in this proxy statement. Midland Capital does not know of any matters, other than as described in the Notice of Meeting, that are to come before the meeting. If any other matters are properly presented at the meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Votes withheld and broker non-votes will have no effect on the election of directors. The ratification of the appointment of auditors requires the affirmative vote of a majority of the votes cast on the proposal. Proxies marked to abstain will have the same effect as votes against the proposal to ratify the appointment of the independent auditors. Broker non-votes will have no effect on this proposal. One-third of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of Midland Capital at or before the meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Midland Capital at or before the meeting; or (iii) attending the meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Charles A. Zogas, Secretary, at the address stated above.

Voting Securities and Principal Holders Thereof


     Stockholders of record as of the close of business on September 16, 2002, will be entitled to one vote for each share then held. As of that date, Midland Capital had 363,975 shares of common stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of Midland Capital's common stock, (ii) Midland Capital's Chief Executive Officer, and each other executive officer whose salary and bonus for fiscal 2002 exceeded $100,000 (the "Named Officers") and (iii) all directors, nominees and executive officers of Midland Capital and Midland Federal as a group.


     Beneficial Owner           Shares Beneficially Owned       Percent of Class
     ----------------           -------------------------       ----------------

     Over 5% Beneficial Owners
     -------------------------

     Algerd A. Brazis, Director                21,725(1)           5.94%
     8929 South Harlem Avenue
     Bridgeview, Illinois 60455

     Jeffrey S. Halis                          20,000(2)           5.49%
     500 Park Avenue
     Fifth Floor
     New York, New York 10022

     Richard A. Horstman                       20,000(3)            5.49%
     31 Boulder Wood Drive
     Bernardsville, New Jersey 07924

     Named Officers

     Paul M. Zogas, Chairman of the Board,     107,907(4)          29.65%
     President and Chief Executive Officer
     8929 South Harlem Avenue
     Bridgeview, Illinois 60455

     Charles A. Zogas, Director, Executive     87,987(4)           24.17%
     Vice President and Secretary
     8929 South Harlem Avenue
     Bridgeview, Illinois 60455

     Directors and executive officers          241,444(5)          64.80%
     of the Company as a group
     (6 persons)

---------------

(1) The above information is as reported in a Schedule 13D filed August 3, 1998, by Mr. Brazis. An additional 1,725 options were issued to Mr. Brazis pursuant to Midland Capital's Stock Option and Incentive Plan. Mr. Brazis reported shared voting and investment power with his wife and the Algerd A. and Aldona Brazis Loving Trust with respect to the shares.
(2) The above information is as reported in a Schedule 13D filed June 29, 1999. Mr. Halis claimed sole voting and dispositive power in regards to all 20,000 shares.
(3) The above information as reported in a Schedule 13D filed September 9, 1993.
(4) Each person has reported sole voting and investment power with respect to the shares held by them, respectively. (5) Includes shares held directly, held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individuals may be deemed to have sole or shared voting or dispositive power. Includes 8,265 shares of all directors and executive officers as a group, which are subject to options currently exercisable or exercisable within 60 days of September 16, 2002, granted under the Stock Option Plan.

                            I. ELECTION OF DIRECTORS

General

     Midland Capital's Board of Directors consists of six members. The Board of Directors is divided into three classes, each of which contains one-third of the Board of Directors. One-third of the directors are elected annually. Directors of Midland Capital are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

     The table below sets forth certain information regarding the present members and nominees of Midland Capital's Board of Directors. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. Michael J. Kukanza and Richard Taylor have been nominated for terms of three years. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the meeting "FOR" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                                                    Shares of
                                            Shares of Position(s)Held                              Common stock
                                              in the Company                 Director    Term to   Beneficially
      Name                     Age(1)        and the  Association            Since(2)     expire     Owned(3)

                                             NOMINEES

     Michael J. Kukanza         42         Director                         1996       2005      3,925            1.07%
     Richard Taylor             52         Director and Vice President      1990       2005      8,175            2.23%

                                           DIRECTORS CONTINUING IN OFFICE

     Algerd Brazis              87         Director                         1976       2003      21,725           5.94%
     Charles A. Zogas           48         Director, Executive Vice         1983       2003      87,987          24.17%
                                           President and Secretary
     Jonas Vaznelis             82         Director                         1977       2004      11,725           3.21%
     Paul M. Zogas              47         Chairman of the Board, President 1982       2004     107,907          29.65%
                                           and Chief Executive Officer

(1)  At June 30, 2002.
(2)  Includes service as a director of the Association.
(3) Amounts include shares held directly as well as shares held by certain members of the named individuals' families with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Also includes 1,725, 1,725, 3,450 and 1,725 shares subject to options granted under the Stock Option Plan to Mr. Brazis, Mr. Kukanza, Mr. Taylor and Mr. Vaznelis, respectively, which are currently exercisable or exercisable within 60 days of September 16, 2002.

     The business experience of each director of Midland Capital is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

     Michael J. Kukanza. Mr. Kukanza was elected to the Board of Directors in October 1996. Mr. Kukanza is a principal in a Chicago-based asset management company, Compass Asset Management, L.L.C. Prior to joining Compass Asset Management, Mr. Kukanza was Senior Vice President, Global Foreign Exchange Options Head at NationsBanc-CRT until April 1996. While at NationsBanc-CRT, Mr. Kukanza served on the Federal Reserve Bank Foreign Exchange Advisory Committee and held a seat on the FX Risk Management Subcommittee. Prior to that position, Mr. Kukanza was Managing Director responsible for Global Foreign Exchange Options at Merrill Lynch & Company based both in New York and London from April 1989 until September 1994. Before joining Merrill Lynch, Mr. Kukanza was a
Principal in Equity Options at O'Connor & Associates, based in Chicago, beginning in September

1982. Mr. Kukanza holds a BA degree in Economics from the University of Chicago and has completed all graduate level courses for an MA degree in Economics from the University of Virginia.

     Richard Taylor. Mr. Taylor joined Midland Federal in 1972. Since joining Midland Federal in 1972, he has held various lending positions and has held the position of Vice President in Charge of Lending since 1982. Mr. Taylor holds a BS degree from Illinois State University, and is also a licensed real estate and insurance broker.

     Algerd Brazis. Mr. Brazis retired as the owner of Al's Hilltop Lounge located in Justice, Illinois in 1983. Mr. Brazis is a Director of the Knights of Lithuania Mid-America District and is an Officer of the Lithuanian Chamber of Commerce.

     Charles Zogas. Mr. Zogas has been the Executive Vice President and the Chief Operations Officer of Midland Federal since 1982. He was elected a Director in 1983, and also serves as Secretary and Treasurer. Mr. Zogas holds a BS degree from the University of Notre Dame in Notre Dame, Indiana, and a Juris Doctor degree from IIT/Chicago -Kent College of Law. Mr. Zogas also provides legal services from time to time to private clients. Mr. Zogas is the brother of Paul Zogas.

     Jonas Vaznelis. Mr. Vaznelis retired as the owner and President of Gifts International located in Chicago, Illinois, in 1995. Mr. Vaznelis is a member of the Lithuanian Community Council of Chicago, Illinois, and the Lithuanian Foundation, Inc. He is also a committee member of the Board of Zoning Appeals for Beverly Shores, Indiana.

     Paul Zogas. Mr. Zogas has been Chairman of the Board, President and Chief Executive Officer since 1983, and a Director since 1982. Mr. Zogas holds a BA degree in Economics from the University of Michigan in Ann Arbor, and a Juris Doctor degree from De Paul University College of Law in Chicago. Mr. Zogas provides legal services from time to time to private clients. Mr. Zogas is the brother of Charles Zogas.

Meetings and Committees of the Board of Directors

     Meetings of the Midland Capital's Board of Directors are generally held on a quarterly basis. The Board of Directors met five times during fiscal 2002. During fiscal 2002, no incumbent director of Midland Capital attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The  Board  of  Directors   has   established   Executive,   Audit,   Loan,
Asset/Liability, Compensation and Stock Option and Incentive Plan committees.

     The Executive Committee, consisting of Directors P. Zogas, C. Zogas and Brazis, meets on an as needed basis to exercise the power of the Board in between Board meetings. This committee did not meet during the fiscal year ended June 30, 2002.

     The Compensation Committee, composed of Directors P. Zogas, Kukanza and Brazis, meets at least annually to make compensation recommendations. This committee met once during the fiscal year ended June 30, 2002.

     The Stock Option and Incentive Plan Committee, composed of Directors Brazis and Vaznelis, meets to make awards under the Stock Option Plan and the BIP. This committee did not meet during the fiscal year ended June 30, 2002.

     The Audit Committee consisting of Directors Brazis, Kukanza and Vaznelis meets as needed to review recommendations of the internal auditor, and annually to review the annual audit by the independent auditors. In fiscal 2002, this committee met once at the company level. Midland Federal's Audit Committee has the identical makeup of Midland Capital's Audit Committee and met four times during fiscal 2002.

     The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of

Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures set forth in Midland Capital's Bylaws.

Director Compensation

     Directors fees are paid to directors in the amount of $1,100 for each regular meeting of the board attended and $150 for each special meeting attended in fiscal 2002. Non-employee directors received a fee in the amount of $150 for each committee meeting attended.

Executive Compensation

     The following table sets forth information regarding compensation paid or accrued by Midland Capital and Midland Federal to their Chief Executive Officer and Vice President for services rendered during the past three fiscal years. No other executive officer made in excess of $100,000 during the year ended June 30, 2002.

     --------------------------------------------------------------------------------
                                SUMMARY COMPENSATION TABLE
     --------------------------------------------------------------------------------
                                Annual Compensation                                         Awards
     ---------------------------------------------------------------------------------------------
                                                                                            Restricted
                                                                           Other Annual     Stock      All Other
     Name and Principal                              Salary      Bonus     Compensation     Award(s)   Compensation
     --------------------------------------------------------------------------------------------------------------
     Position                            Year        ($)(1)      ($)       ($)              ($)(3)     ($)(4)
     Paul Zogas, Chairman of the Board,  2002        $173,295    $12,566   $3,300(2)        $          $   --
     President and Chief Executive       2001        165,546          --    1,247            21,625        --
     Officer                             2000        149,819          --       --            12,068        --
     ---------------------------------------------------------------------------------------------------------------

     Richard Taylor, Vice President      2002        $105,199    $7,216        --           $    --    $   --
                                         2001        102,529          --       --              8,625       --
                                         2000        94,816           --       --              4,830       --
     ---------------------------------------------------------------------------------------------------------------

(1) Includes directors fees paid to Mr. Zogas and Mr. Taylor of 13,200 for the years ended June 30, 2002 and 2001 and $7,800 for the year ended June 30, 2000.
(2)  Represents club dues paid for Mr. Zogas.
(3) Represents the dollar value of shares of Midland Capital's stock vested during the 2000 and 2001 fiscal years and granted pursuant to a Company restricted stock plan, based on the closing price of the common stock of $14.00 on June 30, 2000 and $25.00 on June 30, 2001. Mr. Zogas vested in 862 shares in 2000 and 865 shares in 2001. Mr. Taylor vested in 345 shares in 2000 and 2001. There was a grant of 4,313 shares of stock under this plan to Mr. Zogas and 1,725 shares to Mr. Taylor, which vested in five equal installments with the first vesting starting on November 20, 1996.
(4) Consists of other personal benefits which, in aggregate, did not exceed 10% of total salary and bonuses reported.

     No stock appreciation rights, limited stock appreciation rights or stock options were granted to the Named Officers during the fiscal year ended June 30, 2002.

     The following table sets forth certain information concerning the number and value of unexercised stock options held at June 30, 2002.

     --------------------------------------------------------------------------------
         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
     --------------------------------------------------------------------------------
                                                                Number of Securities            Value of Unexercised
                                                                Underlying Unexercised          In-the-Money Options
                              Shares                            Options at FY-End (#)           at FY-End ($)(1)
                              Acquired on        Value
     Name                     Exercise (#)       Realized ($)   Exercisable    Unexercisable    Exercisable   Unexercisable
     ----------------------------------------------------------------------------------------------------------------------
     Paul Zogas               --                 $  --               --            --           $    --        $  --
     ----------------------------------------------------------------------------------------------------------------------
     Richard Taylor           --                 $  --            3,450            --           $57,788        $  --
     ----------------------------------------------------------------------------------------------------------------------

(1) Represents the aggregate market value (market price of the common stock less the exercise price) of the option granted based upon the closing bid price of $26.75 per share of the common stock on June 28, 2002, as reported on the OTC Electronic Bulletin Board.

     Employment Agreement with Paul Zogas. On July 20, 2000, Midland Capital entered into a three year employment agreement with Paul Zogas. The agreement with Paul Zogas provides for an annual base salary in an amount not less than Mr. Zogas's salary as of the effective date of the agreement. The term of the agreement is automatically extended daily by one day so that the term is always three years, unless Midland Capital has given Mr. Zogas 90 days' advance notice that the term is not to be extended. The agreement provides for termination upon Mr. Zogas's death, for cause or in the case of certain other events specified in the agreement.

     If Mr. Zogas's employment is "involuntarily terminated" by Midland Capital other than in connection with or within 36 months after a change in control of Midland Capital or Midland Federal, he will be entitled to receive (i) payment of his base salary during the remaining term of the agreement in the same manner and at the same times received by him while employed and (ii) for the remaining term of the agreement, substantially the same health insurance benefits as he receives as of the date of termination. The term "involuntary termination" means termination by Midland Capital or Midland Federal other than for cause or due to the retirement, death or disability of Mr. Zogas, and includes a material reduction of Mr. Zogas's current duties, benefits and responsibilities.

     If Mr. Zogas's employment is involuntarily terminated in connection with or within 36 months after a change in control of Midland Capital or Midland Federal, he will be entitled to receive (i) a lump sum cash payment equal to 299% of his "base amount" of compensation and (ii) for the remaining term of the agreement substantially the same health insurance benefits as he receives as of the date of termination. The lump sum payment is subject to reduction to ensure that all amounts payable by Midland Capital and Midland Federal to him in connection with a change in control are deductible by Midland Capital or Midland Federal for federal income tax purposes.

     Based on his current salary, if Mr. Zogas had been terminated as of June 30, 2002 under circumstances entitling him to severance benefits as described above, he would have been entitled to receive a lump sum cash payment of approximately $479,563 in addition to health insurance for the period remaining under his employment agreement.

     Employment Agreement with Richard Taylor. In fiscal 1993, Midland Federal entered into an employment agreement with Richard Taylor for a one year term. The employment agreement with Richard Taylor provides for an initial base salary equal to his salary in effect on the date of the contract, with an annual raise to be determined by the Board of Directors. The contract automatically extends for one year at each anniversary date (provided that there is a performance review of the employee) until either the Association or Mr. Taylor gives written notice to the contrary. The contract provides for termination upon Mr. Taylor's death, for cause or in certain events specified by regulations of the Office of Thrift Supervision ("OTS"). Under the terms of the contract, in the event that Mr. Taylor is terminated in connection with a change in control, he may be entitled to be paid for the remaining term of his contract as well as to receive a payment equal to one year's salary. The contracts provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The employment contract may have an "anti-takeover" effect that could affect a proposed future acquisition of control of Midland Federal by rendering it more time consuming and expensive to remove the subject employee.

     Based on his current salary, if Mr. Taylor had been terminated as of June 30, 2002, under circumstances entitling him to severance pay as describe above, he would have been entitled to receive a lump sum cash payment of approximately $92,102, in addition to the other payments to be received based on the term remaining under his employment agreement, as described above.

Pension Plan

     Defined Benefit Pension Plan. Midland Federal sponsors a defined benefit pension plan. Eligible employees participate in the pension plan after they attain age 21 and following the completion of 12 months of service, provided the employee has completed at least 1,000 hours of work during such 12-month period. The pension plan is funded solely through contributions made by the Association.

     The table below sets forth, as of June 30, 2002, estimated annual pension benefits for individuals at age 65 payable in the form of benefit for various levels of compensation and years of service. The figures in this table are based upon the assumption that the individual is currently age 65 as of June 30, 2002 with a specified number of years of service. At June 30, 2002, the estimated credited years of service of Mr. P. Zogas was 24 and of Mr. R. Taylor was 30.


     Average Annual           Annual Pension Benefit Based on Years of Service
                              ------------------------------------------------
     Compensation             10                 20             30            40
     ------------             --                 --             --            --
     $20,000                  $2,500        $    5,000     $    7,500     $   10,300
     40,000                   5,500              11,000         16,500        22,300
     60,000                   8,500              17,000         25,500        34,300
     80,000                   11,500             23,000         34,500        46,300
     100,000                  14,500             29,000         43,500        58,300
     120,000                  17,500             35,000         52,500        70,300
     140,000                  20,500             41,000         61,500        82,300


Report of the Audit Committee of the Board of Directors

     Membership and Role of the Audit Committee. The Audit Committee consists of the following members of Midland Capital's Board of Directors: Brazis, Kukanza and Vaznelis. Each of the members of the Audit Committee is believed to be independent as defined under the National Association of Securities Dealers' current listing standards. The Audit Committee does not operate under a written charter. None of the members of the Audit Committee has experience in the preparation or audit of financial statements of generally comparable issuers.

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Company's independent accountants and internal audit department; (3) evaluate Midland Capital's quarterly financial reporting as well as its compliance with laws and regulations;

and (4) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the persons responsible for internal audit and the Board of Directors. In the future, the Audit Committee will also be responsible for (i) setting the terms of the relationship between the Company and its independent auditors and (ii) monitoring procedures to receive and respond on a confidential basis to any complaints or concerns about the Company's accounting practices.

     The Audit Committee has issued the following report with respect to the Company's financial statements for the year ended June 30, 2002: Notwithstanding anything to the contrary set forth in any of Midland Capital's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement, the following report shall not be deemed to be incorporated by reference, in whole or in part, into any such filing.

! The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2002 with Midland Capital's management.

! The Audit Committee has discussed with Cobitz, VandenBerg & Fennessy, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

! The Audit Committee has also received the written disclosures and the letter from Cobitz, VandenBerg & Fennessy required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Cobitz, VandenBerg & Fennessy with that firm.

! Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that Midland Capital's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002, for filing with the Securities and Exchange Commission.

   Algerd Brazis               Michael J. Kukanza               Jonas Vaznelis

Certain Relationships and Related Transactions

     Midland Federal, like many financial institutions, has followed a policy of granting loans to eligible officers, directors and employees for the financing of their personal residences. Loans are made in the ordinary course of business on substantially the same terms and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. Federal law requires that all such transactions with officers and directors be on terms and conditions comparable to those for similar transactions with non-affiliates.

     No loans with reduced interest rates or fees were outstanding to any of its directors and officers whose aggregate indebtedness exceeded $60,000 at any time during the year ended June 30, 2002.

                 II. RATIFICATION OF THE APPOINTMENT OF AUDITORS

     The Board of Directors has appointed Cobitz, VandenBerg & Fennessy to be its auditors for the 2003 fiscal year, subject to the ratification of the appointment by Midland Capital's stockholders. A representative of Cobitz, VandenBerg & Fennessy is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     During the fiscal year ended June 30, 2002, Cobitz VandenBerg & Fennessy provided various audit and non-audit services to Midland Capital. Set forth below are the aggregate fees billed for these services.

(a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of Midland Capital's fiscal 2002 annual financial statements and review of financial statements $45,500.

(b)  Financial Information Systems Design and Implementation: $0.

(c)  All other fees: $3,700.

     The Audit Committee of Midland Capital's Board of Directors determined that the provision of services covered by item (c) above is compatible with maintaining the independence of Cobitz, VandenBerg & Fennessy.

     The Board of Directors  recommends that you vote "FOR" the  ratification of
the  appointment  of  Cobitz,   VandenBerg  &  Fennessy  as  Midland   Capital's
independent auditors for the fiscal year ending June 30, 2003.

                              SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in Midland Capital's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Midland Capital's office, 8929 South Harlem Avenue, Bridgeview, Illinois 60455, no later than May 30, 2003. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. If a proposal does not meet the above requirements for inclusion in Midland Capital's proxy materials, but otherwise meets Midland Capital's eligibility requirements to be represented at the next annual meeting of Stockholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at Midland Capital's main office later than August 18, 2003; provided however, that in the event that the date of next year's annual meeting is held before September 26, 2003 or after December 15, 2003, the stockholder proposal must be received on or before the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was made, whichever occurs first.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by  Midland  Capital.
Midland Capital will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Midland Capital common stock. In addition to solicitation by mail, directors and officers of Midland Capital and its regular employees may solicit proxies personally or by telegraph or telephone, without additional compensation.

                                              By Order of the Board of Directors

                                              /s/ Paul Zogas
                                              ----------------------------------
                                              Paul Zogas
                                               Chairman of the Board, President
                                               and Chief Executive Officer

Bridgeview, Illinois
September 25, 2002

                                REVOCABLE PROXY
                      MIDLAND CAPITAL HOLDINGS CORPORATION

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 16, 2002

The undersigned hereby appoints the Board of Directors of Midland Capital Holdings Corporation (the "Company"), and its survivor, with full powers of substitution, to act as attorney and proxy for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on October 16, 2002, at 2:00 P.M., local time, at the main office of Midland Capital located at 8929 South Harlem Avenue, Bridgeview, Illinois, and at any and all adjournments thereof, as follows:

 I. The election as directors of all nominees listed (except as marked to the contrary below):


                            With-                      All For
        For                 hold                       Except
        [ ]                 [ ]                          [ ]

    MICHAEL J. KUKANZA (3-year term)
    RICHARD TAYLOR (3-year term)

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


        For                 Against                    Abstain
        [ ]                  [ ]                         [ ]

II. The ratification of the appointment of Cobitz, VandenBerg & Fennessy as independent auditors for the Company for the fiscal year ending June 30, 2003.

In their discretion, the proxies are authorized to vote upon any other business matters that may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote"FOR" the election of the nominees listed above and"FOR" the ratification for the appointment of Cobitz, VandenBerg & Fennessy.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED ABOVE AND FOR THE RATIFICATION FOR THE APPOINTMENT OF COBITZ, VANDEN-BERG & FENNESSY. IF ANY OTHER BUSINESS IS PRESENTED AT THIS MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Please be sure to sign and date Date this proxy in the box below.


                        ----------------------------------
                                      Date


                        ----------------------------------
                             Stockholder sign above


                        ----------------------------------
                          Co-holder (if any) sign above


   Detach above card, sign, date and mail in postage-paid envelope provided.

                      MIDLAND CAPITAL HOLDINGS CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorney and proxy shall be deemed terminated and of no further force and effect.

The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a proxy statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2002.

Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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